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                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Form 8-K/A of Akamai Technologies, Inc. of our report dated February 14, 2000 relating to the financial statements of Network24 Communications, Inc.

                                        /s/ PricewaterhouseCoopers LLP


Boston, Massachusetts
March 1, 2000